Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents	$ 276,002	$ 143,922	$ 148,928
Restricted cash - current portion	8,856	4,998	6,912
Restricted cash - non-current portion	68,670	42,976	40,031
Total cash, cash equivalents and restricted cash	$ 353,528	$ 191,896	$ 195,871